SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 26, 2004

BRADLEY PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or otherjurisdiction ofincorporation)	0-18881 (CommissionFile Number)	22-2581418 (IRS EmployerIdentification No.)

383 Route 46 West, Fairfield, New Jersey (Address of principal executive office)	07004 (Zip Code)

Registrant’s telephone number, including area code: (973) 882-1505

Item 5. Other Events

On February 26, 2004, the Company announced its fourth quarter 2003 and full year 2003 financial results. A copy of the related press release is attached hereto.

Item 7. Financial Statements and Exhibits

              (c)       Exhibits

                          99.1-    Press Release by Bradley Pharmaceuticals, Inc. dated February 26, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADLEY PHARMACEUTICALS, INC.

By:	/s/ R. Brent Lenczycki R. Brent Lenczycki Chief Financial Officer

Dated: February 26, 2004